SHARE CLASS & TICKER	Institutional Shares – DIVGX

Guardian Capital Dividend Growth Fund Summary Prospectus January 28, 2025

Before You Invest

Before you invest, you may want to review the Guardian Capital Dividend Growth Fund’s (the “Guardian Dividend Fund” or the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at www.guardiancapitalfunds.com. You can also get this information at no cost by calling 1-800-957-0681 or by sending an e-mail request to Fulfillment@ultimusfundsolutions.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated January 28, 2025.

Investment Objective

The investment objective of the Guardian Dividend Fund is to seek long-term capital appreciation and current income.

Fees and Expenses of the Guardian Dividend Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Guardian Dividend Fund. Investors may also pay commissions or other fees to their financial intermediary that are not reflected below when they buy and hold shares of the Fund through such intermediary.

Shareholder Fees (fees paid directly from your investments)	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sale price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares
Management Fee	0.75%
Distribution and/or Service Fee (12b-1) Fees	None
Other Expenses	0.84%
Total Annual Operating Expenses	1.59%
Expense Reduction/Reimbursement(1)	(0.64)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(1)	0.95%

(1)	Guardian Capital LP, the Guardian Dividend Fund’s adviser (the “Adviser”), has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Guardian Dividend Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.95% of the average daily net assets of the Guardian Dividend Fund through January 31, 2026 (the “Expense Limitation”). During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust (the “Trust”) is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board of Trustees (the “Board”) may terminate such agreement at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Advisory Agreement with the Adviser.

Guardian Capital Dividend Growth Fund

Guardian Capital Dividend Growth Fund	Summary Prospectus January 28, 2025

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Guardian Dividend Fund’s operating expenses remain the same and the expense reduction/reimbursement remains in place for the contractual period only (through January 31, 2025). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$97	$439	$805	$1,835

Portfolio Turnover

The Guardian Dividend Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. The Guardian Dividend Fund is typically expected to have a portfolio turnover rate of 99% or less. For the fiscal year ended September 30, 2024, the Guardian Dividend Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

The Guardian Dividend Fund invests primarily in a diversified portfolio of equity securities of both U.S. and non-U.S. companies that pay current dividends, including American Depository Receipts (“ADRs”). Under normal market conditions, the Guardian Dividend Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in such dividend-paying equity securities. The Guardian Dividend Fund may invest in companies of all sizes but will focus primarily on medium and larger capitalization companies that pay a dividend, and may trade warrants and rights. The Guardian Dividend Fund considers market capitalizations between $2 Billion and $25 billion to qualify as medium capitalization, and those over $25 billion to qualify as large capitalization. These dollar amounts may change due to market conditions. The Guardian Dividend Fund may also invest in real estate investment trusts (“REITs”) and limited partnership interests in Master Limited Partnerships (“MLPs”).

In selecting securities for the Guardian Dividend Fund, the Adviser primarily seeks to identify companies that it believes have the potential for growth of income and capital appreciation over time, with an emphasis on companies that the Adviser believes have the ability to grow earnings and a willingness to sustainably increase dividends.

The international portion of the Guardian Dividend Fund’s portfolio will generally be diversified across a number of foreign countries, and may, at times, comprise a significant majority of the Fund’s portfolio. The Guardian Dividend Fund may also invest up to 15% of its net assets in securities of companies that are listed in, or whose principal business activities are located in, emerging market countries. Emerging markets countries include those defined or classified currently or in the future as an emerging market by the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index.

Guardian Capital Dividend Growth Fund

Guardian Capital Dividend Growth Fund	Summary Prospectus January 28, 2025

Principal Investment Risks

All investments involve risks, and the Guardian Dividend Fund cannot guarantee that it will achieve its investment objective. An investment in the Guardian Dividend Fund is not insured or guaranteed by any government agency. The Guardian Dividend Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.

ADR Risk. Investments in ADRs are subject to many of the same risks that are associated with direct investments in securities of foreign issues (see, “Foreign Security Risk” below). These risks may adversely affect the value of the Guardian Dividend Fund’s investments in ADRs. In addition, ADRs may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Currency Risk. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs. Currency rates may fluctuate significantly over short periods of time for a number of reasons. As a result, investments in foreign currency-denominated securities may reduce the returns of the Fund.

Dividend Risk. Companies that issue dividend-yielding securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Equity Security Risk. The value of equity securities is influenced by a number of factors which may relate directly to the issuer of the equity securities or broader economic or market events including changes in interest rates. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company issuing the equity securities in a liquidation or bankruptcy.

Foreign Custody Risk. The Guardian Dividend Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the Fund’s ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Foreign Securities and Emerging Markets Risk. Foreign investments, including ADRs, are subject to sovereign risk and may be adversely affected by changes in currency exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income as compared to developed countries. Emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders and economies based on only a few industries.

Investment Company Risk. The Investment Company Act of 1940, as amended (the “1940 Act”) and the Internal Revenue Code (“IRC”) impose numerous constraints on the operations of registered investment companies, like the Fund. These restrictions may prohibit the Fund from making certain investments thus potentially limiting its profitability. Moreover, failure to satisfy certain requirements required under the IRC may prevent the Fund from qualifying as a regulated investment company thus requiring the Fund to pay unexpected taxes and penalties, which could be material.

Issuer Risk. The Guardian Dividend Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Large Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors, potentially resulting in lower market prices for their common stock.

Management Risk. The performance of the Guardian Dividend Fund depends on the Adviser’s success in selecting investments on behalf of the Fund. The Adviser’s judgments about the attractiveness, value, the potential income to be generated by individual securities and the potential appreciation of a particular asset class or individual security in which the Guardian Dividend Fund invests may fail to produce the intended result. The securities selected by the Adviser may underperform other assets or the overall market.

Guardian Capital Dividend Growth Fund

Guardian Capital Dividend Growth Fund	Summary Prospectus January 28, 2025

Market Risk. Movements in the stock market may adversely affect the securities held by the Fund on a daily basis, and as a result, such movements may negatively affect the Guardian Dividend Fund’s net asset value (“NAV”) and investment return. Prices for securities in which the Fund invests may move up or down, sometimes rapidly and unpredictably, as a result of market influences. The Guardian Dividend Fund’s investments may decline in value due to factors affecting securities markets generally, or particular industries or sectors represented in those markets. The Guardian Dividend Fund’s investments are subject to the following market-related risks, among others: inflation risk, geopolitical risks, including wars, terrorism, government shutdowns, and concerns about sovereign debt; natural and environmental disasters, including earthquakes, tsunamis and hurricanes; widespread disease, including pandemics and epidemics; and market manipulation and other fraudulent practices. For additional information regarding Market Risk, including the effect of pandemics such as the novel coronavirus disease, on financial markets, please see “Market Risk” in the section titled “Additional Information Regarding Principal Investment Risks of the Funds” in the Fund’s prospectus.

Master Limited Partnership (“MLP”) Risk. MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Mid-Cap Company Risk. Investments in securities of mid-cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Quantitative Model Risk and AI Risk. The Guardian Dividend Fund uses quantitative models that in part use artificial intelligence (“AI”) as part of the investment process. The use of quantitative models carries the risk of potential issues with design, coding, implementation and maintenance of the computer programs, data and/or other technology used in the quantitative models. These issues could negatively impact investment returns. Moreover, as with many developing technologies, AI presents risks and challenges that could affect its further development, adoption and use and, therefore, could affect the Guardian Dividend Fund that use AI technology. AI algorithms may be flawed and techniques such as machine learning, deep learning and large language models may prove ineffective. Data sets may be insufficient, of poor quality, or contain biased information. Any deficiencies or inaccuracies in the analyses that AI applications and/or quantitative models produce or assist in producing for the Guardian Dividend Fund may result in a decrease in the Guardian Dividend Fund’s portfolio value. Such risks should be viewed as an inherent element of investing in an investment strategy that relies upon a quantitative model that uses new technology such as AI.

Real Estate Investment Trust (“REIT”) Risk. REITs are susceptible to real estate risk and their operating expenses are separate from those of the Fund. Therefore, the Fund’s investments in REITs will result in the layering of expenses, which shareholders will indirectly, but proportionally, bear.

Regulatory Risk. Changes in government regulations may adversely affect the operations and value of the Guardian Dividend Fund or the companies in which it invests. Industries and markets that are not adequately regulated may be susceptible to the initiation of inappropriate practices that adversely affect the Guardian Dividend Fund or the companies in which it invests.

Sector Risk. The Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors. For additional information about this risk, please see “Sector Risk” and “Information Technology Sector Risk” in the section titled “Additional Information Regarding Principal Investment Risks of the Funds” in the Fund’s prospectus.

Warrants and Rights Risk. The Guardian Dividend Fund may purchase warrants and rights, or it may acquire ownership of such investments by virtue of its ownership of common stocks. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised.

Guardian Capital Dividend Growth Fund

Guardian Capital Dividend Growth Fund	Summary Prospectus January 28, 2025

Performance

The performance information below provides some indication of the risks of investing in the Guardian Dividend Fund. The bar chart shows changes in the performance of the Institutional Shares from year to year. Effective January 28, 2022, the Guardian Dividend Fund’s Class I Shares were renamed Institutional Shares. The table shows the average annual returns of the Institutional Shares (formerly Class I Shares) for the periods of 1 Year, 5 Years and Since Inception compared to a broad-based market index.

Visit www.guardiancapitalfunds.com or call 1-800-957-0681 for current performance information.

Past performance, before and after taxes, is not necessarily predictive of future performance.

Guardian Capital Dividend Growth Fund

Calendar Year Total Returns –Institutional Shares

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest	10/1/2021 – 12/31/2021	15.48%
Lowest	1/1/2020 – 3/31/2020	(16.16)%

AVERAGE ANNUAL TOTAL RETURNS

(for periods ended 12/31/2024)

	1 Year	5 Years	Since Inception (5/1/19)
Guardian Capital Dividend Growth Fund
Institutional Shares - Before Taxes	16.20%	10.58%	11.24%
Institutional Shares - After Taxes on Distributions(1)	15.87%	10.12%	10.79%
Institutional Shares - After Tax on Distributions and Sale of Fund Shares(1)	9.81%	8.32%	8.92%
MSCI World Index (reflects no deduction for fees, expenses or taxes)(2)	18.67%	11.17%	11.66%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Institutional Shares only. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return. After-tax returns for other share classes will vary.

(2)	The MSCI World Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees that a mutual fund pays, such as investment management and fund accounting fees, or taxes. Individuals cannot invest directly in a benchmark index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Guardian Capital Dividend Growth Fund

Guardian Capital Dividend Growth Fund	Summary Prospectus January 28, 2025

Portfolio Management

Guardian Capital LP (the “Adviser” or “Guardian Capital”) is the Guardian Dividend Fund’s investment adviser. Mr. Srikanth Iyer and Ms. Fiona Wilson, CFA® serve as the Guardian Dividend Fund’s Portfolio Managers and are responsible for the day-to-day management of the Fund. Mr. Iyer is Managing Director of the Adviser and has been with the firm since 2001. Ms. Wilson has been a Portfolio Manager of the Adviser since 2011.

Purchases, Sales and Exchanges of Fund Shares

Minimum Initial Investment	To Place Buy or Sell Orders
Institutional Shares - $2,500 for all account	By Mail: Guardian Capital Dividend Growth Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707

Minimum Subsequent Investment	By Phone: 1-800-957-0681
Institutional Shares - $100 for all account

Minimums may be modified or waived for certain financial intermediaries that aggregate trades on behalf of investors.

You may also purchase and redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Guardian Dividend Fund has distributions that are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan or are a tax-exempt investor. You should be aware that investments in tax-deferred accounts may be taxable at withdrawal. You should discuss any tax-related concerns with your tax adviser or attorney.

Payments to Brokers-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (each a “Financial Intermediary”), the Guardian Dividend Fund and its related companies may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

Guardian Capital Dividend Growth Fund